EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS THAT we, the undersigned Directors of State Street Bank and Trust Company, hereby appoint David A. Spina, Ronald E. Logue, Nicholas A. Lopardo, John R. Towers and Maureen Scannell Bateman, and each of them, as attorneys and agents for the undersigned with full power to them, and any two of them acting together, for and in the name, place and stead of the undersigned, until revoked in writing, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), the Registration Statement on Form S-1 (the "Registration Statement") of the American Bar Association Members/State Street Collective Trust (the "Collective Trust"), and any and all amendments (including post-effective amendments), applications, instruments and other documents to be filed with the Commission pertaining to the Registration Statement, and generally with full power and authority to do and perform any and all such acts and things whatsoever requisite or desirable in the names and in the capacities of the undersigned to enable State Street Bank and Trust Company and the Collective Trust to comply with the provisions of the Securities Act. This Power of Attorney may be executed in any number of counterparts, all of which together shall constitute one and the same document.

  Witness our hands as of March 15, 2001.

                    Signature                                Capacity
                    ---------                                --------
          /s/ Tenley E. Albright, M.D.              Director of State Street
   ___________________________________________       Bank and Trust Company
            Tenley E. Albright, M.D.

            /s/ I. MacAllister Booth                Director of State Street
   ___________________________________________       Bank and Trust Company
              I. MacAllister Booth

             /s/ James I. Cash, Jr.                 Director of State Street
   ___________________________________________       Bank and Trust Company
               James I. Cash, Jr.

              /s/ Truman S. Casner                  Director of State Street
   ___________________________________________       Bank and Trust Company
                Truman S. Casner

             /s/ Nader F. Darehshori                Director of State Street
   ___________________________________________       Bank and Trust Company
               Nader F. Darehshori

             /s/ Arthur L. Goldstein                Director of State Street
   ___________________________________________       Bank and Trust Company
               Arthur L. Goldstein

               /s/ David P. Gruber                  Director of State Street
   ___________________________________________       Bank and Trust Company
                 David P. Gruber

                                                    Director of State Street
   ___________________________________________       Bank and Trust Company
                  Linda A. Hill


                    Signature                                Capacity
                    ---------                                --------
              /s/ John M. Kucharski                 Director of State Street
   ___________________________________________       Bank and Trust Company
                John M. Kucharski

                                                    Director of State Street
   ___________________________________________       Bank and Trust Company
               Charles R. LaMantia

               /s/ Ronald E. Logue                  Director of State Street
   ___________________________________________       Bank and Trust Company
                 Ronald E. Logue

             /s/ Nicholas A. Lopardo                Director of State Street
   ___________________________________________       Bank and Trust Company
               Nicholas A. Lopardo

              /s/ Dennis J. Picard                  Director of State Street
   ___________________________________________       Bank and Trust Company
                Dennis J. Picard

              /s/ Richard P. Sergel                 Director of State Street
   ___________________________________________       Bank and Trust Company
                Richard P. Sergel

               /s/ David A. Spina                   Director of State Street
   ___________________________________________       Bank and Trust Company
                 David A. Spina

             /s/ Diana Chapman Walsh                Director of State Street
   ___________________________________________       Bank and Trust Company
               Diana Chapman Walsh